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                             KEEP YOUR DAY JOB, LLC
                          INDUSTRIAL MULTI-TENANT LEASE


1.      BASIC PROVISIONS ("Basic Provisions").

        1.1 Parties: This Lease ("Lease") dated _____________, 2000, is made by and between KEEP YOUR DAY JOB, LLC, a Delaware limited liability company, ("Landlord") and SMARTERKIDS.COM, a Delaware corporation ("Tenant") (collectively the "Parties," or individually a "Party").

        1.2 Premises: A portion consisting of 139,500 square feet,, outlined on Exhibit A attached hereto ("Premises"), of the building ("Building") being constructed and located at 145 Plymouth Street, in the City of Mansfield, Commonwealth of Massachusetts. The Building is located in the industrial center commonly known as Cabot Business Park. Tenant shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.3 below), but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located and all other buildings and improvements thereon are herein collectively referred to as the "Industrial Center."

        1.3 Term: Five (5) years and zero (0) months ("Term") commencing on the Commencement Date, as set forth in the Commencement Date Addendum annexed hereto and made a part hereof ("Commencement Date"), and ending on the lst day of the month on which the fifth anniversary of the Commencement Date shall occur ("Expiration Date").

        1.4 Base Rent: $5.45 per square foot per annum, $760,275.00 per annum, payable in equal installments of $63,356.25 per month ("Base Rent"). $___________ payable on execution of this Lease for period _______________.

        1.5 Tenant's Share of Operating Expenses ("Tenant's Share"):

                (a)     Industrial Center   4%

                (b)     Building           75%

        1.6 Tenant's Estimated Monthly Rent Payment: Following is the estimated monthly Rent payment to Landlord pursuant to the provisions of this Lease. This estimate is made at the inception of the Lease and is subject to adjustment pursuant to the provisions of this Lease:

                (a)      Base Rent (Paragraph 4.1)                  $63,356.25
                (b)      Operating Expenses (Paragraph 4.2;
                         excluding Real Property Taxes,
                         Landlord Insurance                         $ 4,650.00
                (c)      Landlord Insurance (Paragraph 8.3)         $   348.75
                (d)      Real Property Taxes (Paragraph 10)         $ 7,323.75


                         Estimated Monthly Payment                  $75,678.75

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         1.7 Security Deposit: $850,000.00 ("Security Deposit") as of the date hereof and through June 30, 2000, and as of July 1, 2000, $500,000.00, subject to the provisions set forth in Section 5 below.

         1.8 Permitted Use ("Permitted Use") Warehouse and distribution use, with office use(not to exceed 10% of the square footage of the Premises), as necessary and incidental to such warehouse and distribution use.

         1.9 Guarantor:        None

         1.10 Addenda and Exhibits: Attached hereto are the following Addenda and Exhibits, all of which constitute a part of this Lease:

                  (a)    Addenda:
                         Landlord's Remedies in Event of Tenant Default
                          Option to Extend
                         Early Possession and Inducement Recapture
                          Commencement Date Addendum
                  (b)    Exhibits:Exhibit A:  Diagram of Premises.
                         Exhibit A-1:  Legal Description of Lot
                         Exhibit B: Commencement Date Certificate.
                         Exhibit C: Tenant Move-In and Lease Renewal
                                    Environmental Questionnaire for Commercial and Industrial Properties.
                         Exhibit D: Tenant Move-Out and Lease Renewal
                                    Environmental Questionnaire for Commercial and Industrial Properties.
                         Exhibit E: Form of Estoppel Certificate.

         1.11 Address for Rent Payments: All amounts payable by Tenant to Landlord shall until further notice from Landlord be paid to Landlord at the following address:

                            c/o National Development
                             2310 Washington Street
                           Newton, Massachusetts 02462

2.       PREMISES, PARKING AND COMMON AREAS.

         2.1 Letting. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises upon all of the terms, covenants and conditions set forth in this Lease. Any statement of square footage set forth in this Lease or that may have been used in calculating Base Rent and/or Operating Expenses is an approximation which Landlord and Tenant agree is reasonable and the Base Rent and Tenant's Share based thereon is not subject to revision whether or not the actual square footage is more or less, except that Tenant's Share may be adjusted to reflect changes in square footage of the Common Areas pursuant to
Section 2.5(d) below. The Premises are on a lot accessible directly from a public way and shall be accessible to Tenant twenty-four hours per day, seven days per week, subject to events beyond Landlord's control and subject to the Rules and Regulations of the Building and Industrial Center, as provided for herein.

         2.2 Common Areas - Definition. "Common Areas" are all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Landlord

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from time to time for the general non-exclusive use of Landlord, Tenant and other tenants of the Industrial Center and their respective employees, suppliers, shippers, tenants, contractors and invitees.

         2.3 Common Areas - Tenant's Rights. Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas at the Building and on the lot on which the Building is located, which lot is described on Exhibit A-1 attached hereto and made a part hereof as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or covenants, conditions and restrictions governing the use of the Industrial Center.

         2.4 Common Areas - Rules and Regulations. Landlord shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 16.19.

         2.5 Common Area Changes. Landlord shall have the right, in Landlord's sole discretion, from time to time:

                  (a) To make changes to the Common Areas, including, without limitation, changes in the locations, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways, provided that Landlord shall use reasonable efforts to minimize any adverse effect upon Tenant's use of and access to and from the Premises, subject to the provisions of Section 2.1;

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to and use of the Premises remains available;

                  (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

                  (d) To add additional buildings and improvements to the Common Areas, provided that Tenant's Share shall be adjusted if applicable to reflect any additional rentable square footage in the Building and/or Industrial Center;

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

                  (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

                  2.6 Parking. Tenant shall be entitled to use one hundred thirty-nine (139) parking spaces, one hundred and five (105) of which shall be located in parking areas within Common Areas, and the remainder of which shall be created by Landlord within the area within the Common Areas which would otherwise be Tenant's loading area, at no extra cost to Tenant. All parking spaces which Tenant is permitted to use pursuant to this Section shall be on an unreserved, first-come, first-serve basis. Tenant shall, and shall cause its employees to, comply with all reasonable rules and regulations imposed from time to time by Landlord with respect to the such parking in accordance with Paragraph 16.19. Furthermore, Tenant shall

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indemnify and hold Landlord harmless from and against all loss, cost, damage or expense arising out of the use by Tenant and its employees and invitees arising from the use of such parking spaces, unless any such loss, cost, damage or expense is due to the gross negligence or willful misconduct of Landlord, its agents, employees or contractors.

3.       TERM.

         3.1 Term. The Commencement Date, Expiration Date and Term of this Lease are as specified in Paragraph 1.3.

         3.2 Delay in Possession. If for any reason Landlord cannot deliver possession of the Premises to Tenant by the Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder. In such case, Tenant shall not, except as otherwise provided herein, be obligated to pay Rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant

                  3.3 Preparation of the Premises. Landlord shall exercise all reasonable efforts to complete the work specified on the plans and specifications prepared by Newbury Design Associates and dated March 21, 2000 Revision 1 (the "Plans") by May 15, 2000, respecting the construction of approximately 4,000 square feet of office space (the "Office Space") within the Premises, and which shall also include warehouse lighting and power distribution (the "Warehouse Space") (such work to be performed by Landlord respecting the Office Space and the Warehouse Space are hereinafter collectively referred to as "Landlord's Work"), but Tenant shall have no claim against Landlord for failure so to complete Landlord's Work except the right to terminate this Lease in accordance with Section 3.2 above. Tenant agrees that Landlord may make any changes in Landlord's Work, upon prior written notice to Tenant for insubstantial changes and with the approval of Tenant (which approval may be withheld in Tenant's sole discretion) for substantial changes. Landlord shall provide Tenant with an allowance ("Landlord's Contribution") of up to a maximum total amount of $230,000 for the performance of Landlord's Work not more than $130,000 of which shall be for construction of the Office Space, and not more than $100,000 of which shall be for work related to the Warehouse Space, and Tenant shall not be liable for any cost of Landlord's Work to the extent that the total cost thereof is less than or equal to Landlord's Contribution. Landlord's contractor shall provide Tenant with an "open book" estimate of the cost of Landlord's Work. To the extent that the cost of Landlord's Work exceeds Landlord's Contribution, or to the extent that work related to the Office Space or the Warehouse Space exceeds the amounts of Landlord's Contribution allocated to the Office Space or Warehouse Space, as the case may be, Tenant shall pay the cost of such excess within thirty (30) days of Landlord's notice to Tenant of such excess cost, which notice shall be accompanied with copies of invoices respecting such additional costs, and a certification from Landlord's architect that the Landlord's Work has been completed substantially in accordance with the Plans. For purposes of this Section, "cost" shall be the actual cost to Landlord of performing Landlord's Work including, without limitation, all architectural and engineering fees and expenses and all contractor charges for the cost of work and materials, profit, general conditions and overhead and supervision and all filing fees and other permitting costs. Tenant shall, if requested by Landlord, execute an agreement (the "Excess Cost Agreement") confirming Landlord's estimate of such excess costs, and Tenant's obligation therefor, prior to the time Landlord shall be required to commence Landlord's Work. In addition to the specifications set forth in the Plans, Landlord

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shall at its sole cost and expense (and not to be applied against Landlord
Contribution) provide one (1) additional coat of curing compound to the floor within the Office Space. Landlord agrees to complete Landlord's Work in compliance with the Americans with Disabilities Act, and to deliver the Warehouse Space and the Office Space with all mechanical systems in good working order. Tenant shall be conclusively deemed to have accepted Landlord's Work unless, within sixty (60) days after the Commencement Date, Tenant gives Landlord written notice setting forth in detail those portions of Landlord's Work which Tenant does not accept, except for any defects which could not have reasonably been observed, despite reasonable investigation, prior to the sixtieth (60th) calendar day after the Commencement Date ("Latent Defects"). With respect to Latent Defects, Tenant may give written notice not later than the date which is six (6) months after the Commencement Date. Landlord shall correct either of the above referenced types of defects of which Landlord received such notice from Tenant, promptly following Landlord's receipt of such notice, except to the extent that shall dispute the accuracy of Tenant's characterization of such work as defective.

                  3.4 Condition of the Premises.Other than the Office Space and the Warehouse Space as the same are to be altered by Landlord's Work, Tenant accepts the Premises in "as is" condition without representation or warranty by Landlord.

                  3.5 Commencement Date Certificate. At the request of Landlord, Tenant shall execute and deliver to Landlord a completed certificate ("Commencement Date Certificate") in the form attached hereto as Exhibit B.

                  3.6 Compliance with Laws. The Building and parking areas shall be constructed to comply with all applicable material laws, codes, rules and ordinances.

4.       RENT.

         4.1 Base Rent. Tenant shall pay to Landlord Base Rent and other monetary obligations of Tenant to Landlord under the terms of this Lease (such other monetary obligations are herein referred to as "Additional Rent") in lawful money of the United States, without offset or deduction, except as specifically permitted hereunder, in advance on or before the first day of each month. Base Rent and Additional Rent for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and Additional Rent shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant. Base Rent and Additional Rent are collectively referred to as "Rent". All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be Rent.

         4.2 Operating Expenses. Tenant shall pay to Landlord on the first day of each month during the term hereof, in addition to the Base Rent, Tenant's Share of all Operating Expenses in accordance with the following provisions:

                  (a) "Operating Expenses" are all costs incurred by Landlord relating to the maintenance, repair and operation of the Industrial Center, Building and Premises including, but not limited to, the following:

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                           (i) The operation, repair, maintenance and
replacement in neat, clean, good order and condition of the Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, drainage systems, lighting facilities, fences and gates, exterior signs and tenant directories.

                           (ii)  Water, gas, electricity, telephone and other
utilities servicing the Common Areas.

                           (iii) Trash disposal, janitorial services, snow
removal, property management and security services.

                           (iv)  Real Property Taxes.

                           (v) Premiums for the insurance policies maintained by
Landlord under Paragraph 8 hereof.

                           (vi) Environmental monitoring and insurance programs.

                           (vii) Amortization (with interest at a commercially
reasonable rate) over the useful life of the applicable item of any capital expenditure which is (a) made to comply with any law, rule, regulation, order, or ordinance with which the Premises had not been required to comply prior to the Commencement Date or with any amendment or change in interpretation by appropriate regulatory authority of any such law, rule, regulation, order or ordinance after the date of this Lease, (b) made to protect the health and safety of the occupants of the Industrial Center or Building, as applicable, (c) made to replace worn out or obsolete items or to keep the Premises in the condition the Premises was in as of the Commencement Date, reasonable wear and tear excepted, or (d) designed to reduce other Operating Expenses over the useful life of the item installed by at least the amount of the expenditure.

                           (viii) Maintenance of the Building including, but not
limited to, painting, caulking and repair and replacement of Building components, including, but not limited to, roof, elevators and fire detection and sprinkler systems, subject however to the amortization requirement above, if the expenditure is for a capital item.

                           (ix) Management fees in an amount not to exceed four
(4%) percent of the gross receipts from the Building.

                  (b) Tenant's Share of Operating Expenses that are not specifically attributed to the Premises or Building ("Common Area Operating Expenses") shall be that percentage shown in Paragraph 1.5(a). Tenant's Share of Operating Expenses that are attributable to the Building ("Building Operating Expenses") shall be that percentage shown in Paragraph 1.5(b). Landlord in its reasonable discretion, consistently applied, shall determine which Operating Expenses are Common Area Operating Expenses, Building Operating Expenses or expenses to be entirely borne by Tenant.

                  (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose any obligation upon Landlord to either have said improvements or facilities or to provide those services unless required by this Lease.

                  (d) Tenant shall pay monthly in advance on the same day as the Base Rent is due Tenant's Share of estimated Operating Expenses costs in the amount set forth in Paragraph 1.6. Landlord shall deliver to Tenant within 90 days after the expiration of each calendar year a

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reasonably detailed statement showing Tenant's Share of the actual Operating
Expenses incurred during the preceding year. If Tenant's estimated payments under this Paragraph 4(d) during the preceding year exceed Tenant's Share as indicated on said statement, Tenant shall be credited the amount of such overpayment against Tenant's Share of Operating Expenses next becoming due. If Tenant's estimated payments under this Paragraph 4.2(d) during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within 10 days after delivery by Landlord to tenant of said statement. At any time Landlord may adjust the amount of the estimated Tenant's Share of Operating Expenses to reflect Landlord's estimate of such expenses for the year.

                  (e) The following costs and expenses shall not be included in Operating Expenses:

                  (i) costs of alterations of any tenant's premises for a particular tenant other than Tenant;

                  (ii) the portion of any costs incurred in connection with the making of repairs or replacements which are the lease obligation of another tenant of the Industrial Center;

                  (iii) costs associated with advertising, marketing, promotional and brokerage fees or expenditures;

                  (iv) financing and refinancing costs respecting any mortgage or security interest placed upon the Industrial Center or any portion thereof, including payments of principal, interest, finance or other charges, and any points and commissions in connection therewith;

                  (v) interest or penalties for any late or failed payments by Landlord under any contract or agreement unless resulting from Tenant's failure to pay when and as due Tenant's Share of Operating Expenses;

                  (vi) costs (including, without limitation, attorneys' fees and disbursements) incurred in connection with any judgment, settlement or arbitration award resulting from any tort liability;

                  (vii) rent or other charges payable under any ground lease or underlying lease;

                  (viii) costs of electrical or other utilities services furnished directly to any premises of other tenants of the Industrial Center where such utility is separately metered to the premises of such other tenant, or for which Tenant pays a separate charge therefor;

                  (ix) costs incurred in connection with Landlord's preparation, negotiation, dispute resolution and/or enforcement of leases, including court costs and attorneys' fees and disbursements in connection with any summary proceeding to dispossess any tenant, or incurred in connection with disputes with prospective tenants, employees, consultants, management agents, leasing agents, purchasers or mortgagees;

                  (x) costs of any expansions of the Industrial Center;

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                  (xi) costs of repairs, restoration or replacements occasioned by fire or other casualty or caused by the exercise of the right of eminent domain, provided, however, that the deductible proportion of any insurance carried for such losses shall be included in Operating Expenses;

                  (xii) amounts paid to subsidiaries or affiliates of Landlord for services rendered to the Industrial Center to the extent such amounts exceed the competitive costs for delivery of such services had such services not been provided by such related parties;

                  (xiii) depreciation; and

                  (xiv) management fees to the extent in excess of four (4%) percent of gross receipts from the Building.

         (f) Landlord shall permit Tenant, at Tenant's sole expense and during normal business hours, to review Landlord's invoices and statements relating to Operating Expenses for the applicable period for the purpose of verifying the statement delivered by Landlord pursuant to Section 4.2(b) above, provided that notice of Tenant's desire to so review is given to Landlord not later than three
(3) months after delivery of such statement by Landlord, and provided that such review is thereafter commenced and prosecuted by Tenant (and not by any third party compensated by Tenant on a contingency fee arrangement) with due diligence. Any such statement delivered to Tenant by Landlord shall be binding and conclusive upon Tenant unless within four (4) months after the giving by Landlord of such statement Tenant shall notify Landlord that Tenant disputes the correctness of such statement, specifying the particular respect in which the statement is claimed to be incorrect. If such dispute has not been settled by agreement within two (2) months after the expiration of the aforementioned four-month period, either party may submit the dispute to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association within thirty (30) days after the expiration of the aforementioned two-month period. The decision of the arbitrators shall be final and binding on Landlord and Tenant and judgment thereon may be entered in any court of competent jurisdiction. All of the information obtained through Tenant's review of Operating Expenses as well as compromise, settlement or adjustment reached between Landlord and Tenant relative to the result thereof shall be held in strict confidence by Tenant. Tenant shall indemnify, defend upon request and hold Landlord harmless from and against all loss, cost, damage and expense suffered by Landlord based in whole or in part upon the breach of the covenants of Tenant contained in the preceding sentence. The obligations of Tenant hereunder shall survive the expiration or earlier termination of this Lease.

         If it should be agreed or decided that Operating Expenses were overstated by ten percent (10%) or more, then Landlord shall promptly reimburse Tenant for the reasonable costs incurred by Tenant in reviewing Landlord's invoices and statements, Tenant's reasonable arbitration costs plus any excess amount paid by Tenant on account of overstated Operating. If it should be agreed or decided that Operating Expenses were not overstated at all, then Tenant shall, as Additional Rent, promptly reimburse Landlord for its costs incurred in the arbitration plus the lesser of $500 or the costs incurred by Landlord in preparing for Tenant's review of invoices and statements; and if Operating Expenses shall have been understated or Tenant shall not have paid the Operating Expenses in full, Tenant shall, as Additional Rent, promptly pay any deficiency in

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the payments theretofore made. In the event of an overstatement which is less than ten percent (10%), Landlord shall promptly reimburse Tenant any excess amount paid by Tenant on account of overstated Operating Expenses, and each party shall be responsible for its own costs incurred in connection with such dispute.

         Tenant keep confidential (and shall cause any third party assisting Tenant with any such audit to keep confidential) all information obtained during the audit process including any settlements or arbitration awards made. Landlord may require Tenant to execute and deliver a separate confidentiality agreement further specifying Tenant's obligations and Landlord's remedies for breach, as a condition to commencement of the audit.


5. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon Tenant's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Tenant's faithful performance of Tenants obligations under this Lease. If Tenant fails to pay Base Rent or Additional Rent or otherwise defaults under this Lease (as defined in Paragraph 13.1), Landlord may use the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss or damage (including attorney's fees) which Landlord may suffer or incur by reason thereof. Tenant shall on demand pay Landlord the amount so used or applied so as to restore the Security Deposit to the amount set forth in Paragraph 1.7. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Landlord shall, at the expiration or earlier termination of the term hereof and after Tenant has vacated the Premises, return to Tenant that portion of the Security Deposit not used or applied by Landlord. No part of the Security Deposit shall be considered to be held in trust, to bear interest, or to be prepayment for any monies to be paid by Tenant under this Lease.

         Tenant shall have the right to post the Security Deposit (as the same may have been reduced in accordance with this Section 5) in the form of a letter of credit (the "Letter of Credit"), which shall (a) be unconditional and irrevocable and otherwise in form and substance reasonably satisfactory to Landlord; (b) be at all times in the amount of the Security Deposit, and shall permit multiple draws; (c) be issued by a commercial bank reasonably acceptable to Landlord; (d) be made payable to, and expressly transferable and assignable at no charge by, Landlord; (e) be payable at sight upon presentment to a branch of the issuer in the Route 495 area (a "495 Office") of a simple sight draft accompanied by a certificate of Landlord stating either that Tenant is in default under this Lease or that Landlord is otherwise permitted to draw upon such Letter of Credit under the express terms of this Lease, and the amount that Landlord is owed (or permitted to draw) in connection therewith; and (f) shall either expire thirty (30) days following the expiration of the term of this Lease, or be replaced not less than thirty (30) days prior to the expiration of the then current Letter of Credit so that the original Letter of Credit or a replacement thereof shall be in full force and effect throughout the term of this Lease and for a period of thirty (30) days thereafter. Tenant shall deliver to Landlord any replacement Letter of Credit not less than thirty (30) days prior to the expiration of the then current Letter of Credit. Notwithstanding anything in this Lease to the contrary, any grace period or cure periods which are otherwise applicable under Section 13.1 hereof, shall not apply if Tenant fails to comply with the requirements of subsection (f) above, in which event, Landlord shall have the immediate right to draw upon the Letter of Credit in full and hold the proceeds thereof as a cash security

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deposit, provided, however, that Tenant shall have the right at any time during the Term to deliver a replacement Letter of Credit to Landlord meeting the requirements of this paragraph, and upon receipt of such replacement Letter of Credit, Landlord shall return promptly to Tenant the amount of cash security deposit then being held by Landlord. Each Letter of Credit shall be issued by a commercial bank that (i) has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation and (ii) maintains a 495 Office at which such Letter of Credit may be presented for payment. If the issuer's credit rating is reduced below P-2 (or equivalent) by Moody's Investor Service, Inc., or below A-2 (or equivalent) by Standard and Poor's Corporation, or if the financial condition of the issuer changes in any other materially adverse way or if the issuer ceases to maintain a 495 Office, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute Letter of Credit that complies in all respect with the requirements of this Section, and Tenant's failure to obtain such substitute Letter of Credit within ten (10) days after Landlord's written demand therefor (with no other notice, grace or cure period being applicable thereto) shall entitle Landlord immediately to draw upon the existing Letter of Credit in full, without any further notice to Tenant.

         As of July 1, 2000, the Security Deposit shall be reduced to $500,000.00, and as of second anniversary of the Commencement Date, the Security Deposit shall be reduced to $380,000.00, provided, however, that no reduction in the Security Deposit shall occur if (i) there shall have existed a Default of Tenant at any time prior to the date that such reduction would otherwise have occurred, or (ii) no reduction to $380,000 shall occur if Tenant does not have or does not give Landlord reasonably satisfactory evidence that Tenant has cash or cash equivalents in the amount of at least $50,000,000 at such time. Tenant may either deliver an amendment to the Letter of Credit or a new Letter of Credit in the amount of the applicable Security Deposit.

6.       USE.

         6.1 Permitted Use. Tenant shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8. Tenant shall not commit any nuisance, permit the emission of any objectionable noise or odor, suffer any waste, make any use of the Premises which is contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord's insurance. Tenant shall not service, maintain or repair vehicles other than forklifts and other warehouse equipment on the Premises, Building or Common Areas. Tenant shall not store foods, pallets, drums or any other materials outside the Premises; but may keep pallets in front of one of Tenant's loading docks provided there shall be no interference with any other tenant and such pallets are kept neat, clean and orderly.

         6.2      Hazardous Substances.

                  (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises, or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit.

                  (b) Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance is located in, under or about the Premises or the Building, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                  (c) Indemnification. Tenant shall indemnify, protect, defend and hold Landlord, Landlord's affiliates, Lenders, and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of the foregoing ("Landlord Entities") and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Tenant or by any of Tenant's employees, agents, contractors or invitees. Tenant's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved. Tenant's obligations under this Paragraph 6.2(c) shall survive the expiration or earlier termination of this Lease.

         6.3 Tenant's Compliance with Requirements. Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record (so long as not unreasonably interfering with the use of the Premises for storage), permits, and the requirements of any applicable fire insurance underwriter or rating bureau, now in effect or which may hereafter come into effect relating in any manner to the Premises (including but not limited to matters pertaining to (i) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (ii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance), but with respect to (i) and (ii) only to the extent the need for compliance shall be due to the acts or failure to act of Tenant or any subtenant or assignee or any of its or their agents, employees, contractors or invitees (collectively each a "Tenant Entity"), Tenant shall, within 5 days after receipt of Landlord's written request, provide Landlord with copies of all documents and information evidencing Tenant's compliance with any Applicable Requirements and shall promptly upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements. Tenant shall execute and deliver to Landlord a completed questionnaire, in the form attached hereto as Exhibit C, immediately prior to the Commencement Date and, if applicable, immediately prior to the commencement of any Option Period; and Tenant shall execute and deliver to Landlord a completed questionnaire, in the form attached hereto as Exhibit D, immediately prior to the expiration of the term or Tenant's surrender of possession of the Premises, whichever is earlier.

         6.4 Inspection; Compliance with Law. In addition to Landlord's environmental monitoring and insurance program, the cost of which is included in Operating Expenses, Landlord and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements. Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The cost and expenses of any such inspections shall be paid by the party requesting same unless a violation of Applicable Requirements exists or is imminent or the inspection is requested or ordered by a governmental authority. In such case, Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.

7.       MAINTENANCE, REPAIRS, TRADE FIXTURES AND ALTERATIONS.

         7.1 Tenant's Obligations. Subject to the provisions of Paragraph 7.2 (Landlord's Obligations), Paragraph 9 (Damage or Destruction) and Paragraph 14 (Condemnation), Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair including, without limiting the generality of the foregoing, all equipment or facilities specifically and exclusively serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connectors if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Landlord pursuant to Paragraph 7.2 below. Tenant shall through the term maintain at Tenant's expense HVAC maintenance contracts reasonably acceptable to Landlord. Except as hereinafter provided, Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair, reasonable wear and tear and (in the case of the Premises) damage by casualty or taking by eminent domain excepted . Notwithstanding the foregoing, Tenant's obligations hereunder shall not apply to any capital expenditure (including any replacement of a capital item) the need for which shall not have arisen due to (i) the failure by Tenant to perform ordinary repairs and maintenance (ii) the negligence or other wrongful acts of any Tenant Entity or
(iii) any alterations or installations made by Tenant.

         7.2 Landlord's Obligations. Subject to the provisions of Paragraph 6
(Use), Paragraph 7.1 (Tenant's Obligations), Paragraph 9 (Damage or Destruction) and Paragraph 14 (Condemnation), Landlord at its expense and not subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations and structural supports and exterior walls of the Building and utility systems outside the Building. Landlord, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the Building roof and Common Areas.

         7.3 Alterations. Tenant shall not make nor cause to be made any alterations, installations in, on, under or about the Premises without on each occasion obtaining the prior consent of Landlord. Landlord's consent shall not be unreasonably withheld or delayed with respect to the installation of a mezzanine or to other alterations, additions or improvements which Tenant proposes to make at its sole cost provided such mezzanine and any other such alterations or installation are consistent with Building standards, do not adversely affect the plumbing, heating ventilating, air-conditioning, life safety, mechanical or electrical systems of the Building, do not adversely affect the structural elements of the Building, are not visible from the outside of the Premises, and shall not materially increases Real Estate Taxes or Operating Expenses, nor require Landlord to perform any work to the Premises, Building or Industrial Center. So long as any request by Tenant for comment hereunder shall expressly so state, the failure by Landlord to respond to any such request within five (5) business days of receipt of such request shall constitute deemed consent.

         7.4 Surrender/Restoration. Tenant shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair ordinary wear and tear excepted. Without limiting the generality of the above, Tenant shall remove all personal property, trade fixtures and floor bolts, patch all floors and cause all lights to be in good operating condition. Landlord may condition any consent on Tenant agreeing to remove any alteration or installation and to restore any damage caused by installation or removal, on or before the expiration or sooner termination of the term of this Lease.

8.       INSURANCE; INDEMNITY.

         8.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Landlord under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

         8.2      Tenant's Insurance.

                  (i) At its sole cost and expense, Tenant shall maintain in full force and effect during the Term of the lease the following insurance coverages insuring against claims which may arise from or in connection with the Tenant's operation and use of the leased premises.

                           (a) Commercial General Liability with minimum limits
of $1,000,000 per occurrence; $3,000,000 general aggregate for bodily injury, personal injury and property damage.

                           (b) Workers' Compensation insurance with statutory
limits and Employers Liability with a $1,000,000 per accident limit for bodily injury or disease.

                           (c) Automobile Liability covering all owned, non-
owned and hired vehicles with a $1,000,000 per accident limit for bodily injury and property damage.

                           (d) Property insurance against all risks of loss to
any tenant improvements or betterments and business personal property on a full replacement cost basis with no coinsurance penalty provision; and Business Interruption Insurance with a limit of liability representing loss of at least approximately six months of income.

                  (ii) Tenant shall deliver to Landlord certificates of all insurance reflecting evidence of required coverages prior to initial occupancy; and annually thereafter.

                  (iii) If, in the opinion of Landlord's insurance advisor, the amount of scope of such coverage is deemed inadequate at any time during the Term, Tenant shall increase such coverage to such reasonable amounts or scope as Landlord's advisor deems adequate.

                  (iv) All insurance required under Paragraph 8.2 (i) shall be primary and non-contributory (ii) shall provide for severability of interests,
(iii) shall be issued by insurers, licensed to do business in the state in which the Premises are located and which are rated A:VII or better by Best's Key Rating Guide, (iv) shall be endorsed to include Landlord and such other persons or entities as Landlord may from time to time designate, as additional insureds (Commercial General Liability only), and (v) shall be endorsed to provide at least 30-days prior notification of cancellation or material change in coverage to said additional insureds.

         8.3 Landlord's Insurance. Landlord may, but shall not be obligated to, maintain all risk, including earthquake and flood, insurance covering the buildings within the Industrial Center, Commercial General Liability and such other insurance in such amounts and covering such other liability or hazards as deemed appropriate by Landlord. The amount and scope of coverage of Landlord's insurance shall be determined by Landlord from time to time in its sole discretion and shall be subject to such deductible amounts as Landlord may elect. Landlord shall have the right to reduce or terminate any insurance or coverage. Premiums for any such insurance shall be a Common Area Operating Expense.

         8.4 Waiver of Subrogation. To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other on account of any and all claims Landlord or Tenant may have against the other with respect to property insurance actually carried, or required to be carried hereunder, to the extent of the proceeds realized from such insurance coverage.

In addition, to the extent Landlord shall not have maintained at the time of damage all-risk, full replacement cost insurance on the Building subject to commercially reasonably deductibles, Landlord shall be deemed to have waived any claim against Tenant for property loss which would have been made available to Landlord had it maintained such insurance.

         8.5 Indemnity. Except to the extent caused by or arising out of the gross negligence or willful misconduct of any of the Landlord Entities, Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of:

                  (i) any damage to any property (including but not limited to property of any Landlord Entity) or death or injury to any person occurring in or about the Premises, the Building or the Industrial Center to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault or omission by or of Tenant, its agents, servants, employees, invitees, or visitors;

                  (ii) the conduct or management of any work or anything whatsoever done by the Tenant on or about the Premises or from transactions of the Tenant concerning the Premises;

                  (iii) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the particular use of the Premises or its occupancy; or

                  (iv) any breach or default of the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease.

The provisions of this Paragraph 8.5 shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

         8.6 Exemption of Landlord from Liability. Except to the extent caused by the gross negligence or willful misconduct of Landlord, Landlord Entities shall not be liable for and Tenant waives any claims against Landlord Entities for injury or damage to the person or the property of Tenant, Tenant's employees, contractors, invitees, customers from any cause whatsoever, including, but not limited to, damage or injury which is caused by or results from (i) fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or (ii) from the condition of the Premises, other portions of the Building or Industrial Center. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord nor from the failure by Landlord to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business, for any loss of income or profit therefrom or any indirect, consequential or punitive damages.

         8.7 Landlord Indemnity. Subject to all limitations, waivers, exclusions and conditions contained in this Lease (each of which shall control in the event of any conflict or inconsistent with this Section 8.7), Landlord shall indemnify Tenant from and against any and all claims asserted by or on behalf of any third party on account of personal injury or death arising out of the negligence or other wrongful conduct of Landlord or its agents, contractors or employees during the term of this Lease. In respect of the foregoing, Landlord shall indemnify Tenant from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon; and, in case of any action or proceeding brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant and at Landlord's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Tenant.

9.       DAMAGE OR DESTRUCTION.

         9.1 Termination Right. To the extent that Landlord is not aware of any damage to the Premises, Tenant shall give Landlord immediate written notice of any damage to the Premises. Subject to the provisions of Paragraph 9.2, if the Premises or the Building shall be damaged to such an extent that in the good faith determination of Landlord's architect, the time needed to make restoration as required by Section 9.2 shall exceed 180 days from the date of casualty, Landlord shall give prompt notice thereof to Tenant. Tenant, at any time following such notice but prior to commencement of repair of the Premises and following 10 days written notice to Landlord, may terminate this Lease effective 30 days after delivery of such notice to Landlord. Such termination shall not excuse the performance by Tenant of those covenants which under the terms hereof survive termination. Rent shall be abated in proportion to the degree of interference during the period that there is such substantial interference with the conduct of Tenant's business at the Premises. Abatement of rent and Tenant's right of termination pursuant to this provision shall be Tenant's sole remedy for failure of Landlord to keep in good order, condition and repair the foundations structural supports and exterior walls of the Building, Building roof, utility systems outside the Building, the Common Areas. In the event that the Premises or the Building, or any material part thereof, shall be destroyed or damaged by fire or other casualty, to such an extent that the time needed to repair is likely to exceed 180 days from the date of casualty then this Lease may be terminated at the election of Landlord. Any such election shall be made by the giving of notice by Landlord to Tenant within sixty (60) days following Landlord's receipt of Tenant's notice of such fire or casualty.


       9.2 Restoration. If neither Landlord nor Tenant shall elect to so terminate, this Lease shall continue in force and (so long as the damage is not caused by the negligence or other wrongful act of Tenant or its employees, agents, contractors or invitees) a just proportion of the Base Rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises (excluding any improvements to the Premises made at Tenant's expense but including Landlord's Work), or what may remain thereof, shall be restored substantially to their pre-existing condition, to the extent practical, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered for such destruction and subject to zoning and building laws or ordinances then in existence.

         9.3 Damage Caused by Tenant. Tenant's termination rights under Paragraph 9.1 shall not apply if the damage to the Premises or Building is the result of any act or omission of Tenant or of any of Tenant's agents, employees, customers, invitees or contractors ("Tenant Acts"). Any damage resulting from a Tenant Act shall be promptly repaired by Tenant. Landlord at its option may at Tenant's expense repair any damage caused by Tenant Acts. Tenant shall continue to pay all rent and other sums due hereunder and shall be liable to Landlord for all damages that Landlord may sustain resulting from a Tenant Act.

10.      REAL PROPERTY TAXES.

         10.1 Payment of Real Property Taxes. Landlord shall pay prior to delinquency the Real Property Taxes due and payable during the term of this Lease and, except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

         10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" is any form of tax or assessment, general, special, ordinary or extraordinary, imposed or levied upon the Building and/or the land upon which the Building is located (the "Land") and/or any interest of Landlord in the Building and/or the Land. Real Property Taxes include (i) any license fee, commercial rental tax, excise tax, improvement bond or bonds, levy or tax; (ii) any tax or charge which replaces or is in addition to any of such above-described "Real Property Taxes" and (iii) any fees, expenses or costs (including attorney's fees, expert fees and the like) incurred by Landlord in protesting or contesting any assessments levied or any tax rate. The term "Real Property Taxes" shall also include any increase resulting from a change in the ownership of the Land or Building, the execution of this Lease or any modification, amendment or transfer thereof. Real Property Taxes for tax years commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

         10.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes attributable to improvements placed upon the Industrial Center by other tenants or by Landlord for the exclusive enjoyment of such other tenants. Notwithstanding Paragraph 10.1 hereof, Tenant shall, however, pay to Landlord at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed by reason of improvements placed upon the Premises by Tenant or at Tenant's request (other than Landlord's Work).

         10.4 Joint Assessment. If the Building is at any time in the future no longer separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed.

         10.5 Tenant's Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant's improvements, fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or stored within the Industrial Center.

11. UTILITIES. Tenant shall pay directly for all utilities and services supplied and separately metered to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. Landlord shall as part of Landlord's Work separately meter the utilities serving the Premises, other than water and sewer services, as part of Landlord's Work. The electrical systems shall be designed to provide 2000 amps at 277/480 Volts.

12.      ASSIGNMENT AND SUBLETTING.

                  (a) Tenant shall not assign, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld, conditioned or delayed. Relevant criteria in determining reasonability of consent include, but are not limited to, credit history of a proposed assignee or sublessee, references from prior landlords, any change or intensification of use of the Premises or the Common Areas and any limitations imposed by the Internal Revenue Code and the Regulations promulgated thereunder relating to Real Estate Investment Trusts. Assignment or sublet shall not release Tenant from its obligations hereunder. Tenant shall not (i) sublet or assign or enter into other arrangements such that the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (ii) sublet the Premises or assign this Lease to any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code (the "Code"); or (iii) sublet the Premises or assign this Lease in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. The requirements of this Section 12.1 shall apply to any further subleasing by any subtenant.

                  (b) A change in the control of Tenant shall constitute an assignment requiring Landlord's consent. The transfer, on a cumulative basis, of 25% or more of the voting or management control of Tenant shall constitute a change in control for this purpose provided, however this subsection (b) shall not be applicable for so long as Tenant's stock is listed for trading or quotation on the New York Stock Exchange or Nasdaq, or other nationally recognized domestic securities exchange; and any transaction pursuant to which Tenant is merged or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred shall not be deemed a prohibited assignment, if (w) after any such transaction or transfer, the successor to Tenant or the transferee of or successor to any of Tenant's rights hereunder has a tangible net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant on the date of this Lease, (x) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord (subject to any reasonable confidentiality obligation to be honored by Landlord) at least ten (10) days prior to the effective date of any such transaction, (y) in the case of a sale of assets, proof satisfactory to Landlord shall have been delivered to Landlord (subject to any reasonable confidentiality obligation to be honored by Landlord) at least ten (10) days prior to the effective date of any such transaction that substantially all of Tenant's assets shall be sold to such transferee, and (z) the assignee, transferee or successor agrees directly with Landlord, by written instrument in form satisfactory to Landlord, to be bound by all the terms of this Lease including, without limitation, the covenants contained herein. In addition, Tenant may, upon not less than ten (10) days prior notice to Landlord, sublease all or any portion of the Premises to any entity which controls, is controlled by or is under common control with the Tenant identified in Section
1.1 (such entity being an "Affiliate"). Any sublease to an Affiliate shall, at Landlord's election, be terminated if the subtenant shall cease to be an Affiliate, and any sublease shall so provide. The term "control" for this purpose shall mean the ownership, directly or indirectly, of more than seventy-five percent (75%) of the outstanding voting stock of a corporation or other equity interest if Tenant is not a corporation.

                  (c) If the rent and other sums (including, without limitation, all monetary payments plus the reasonable value of any services performed or any other thing of value given by any assignee or subtenant in consideration of such assignment or sublease), either initially or over the term of any assignment or sublease, payable by any assignee or subtenant (other than an Affiliate or an assignee permitted pursuant to (b) above) to Tenant on account of an assignment or sublease of all or any portion of the Premises exceed the sum of (i) Base Rent plus Additional Rent called for hereunder with respect to the space assigned or sublet plus (ii) all brokerage fees and legal fees paid by Tenant with respect to such assignment or sublease and any demising costs and any cost of alterations which are performed solely for the benefit of the assignee or subtenant (all such costs to be amortized over the term of such sublease or assignment), Tenant shall pay to Landlord as Additional Rent fifty percent (50%) of such excess payable monthly at the time for payment of Base Rent.

                  (d) In the event that Tenant intends enter into any assignment or sublease other than to an Affiliate or an assignee permitted pursuant to (b) above, then Tenant shall, not sooner than one hundred twenty (120) days and not later than forty-five (45) days, prior to the proposed effective date of such sublease or assignment, give notice to Landlord of such intent, identifying the proposed subtenant or assignee, all of the terms and conditions of the proposed sublease or assignment, and such other information as Landlord may reasonably request. Landlord may elect (i) to terminate the term of this Lease in the case of an assignment or a sublease of more than fifty percent (50%) of the Premises or (ii) to exclude from the Premises, for the term of the proposed sublease, the portion thereof to be sublet by giving notice to Tenant of either such election not later than thirty (30) days after receiving notice of such intent from Tenant. If Landlord shall give such notice within such thirty (30) day period, upon the later to occur of (a) the proposed date of commencement of such proposed sublease or assignment, or (b) the date which is fifteen (15) days after Landlord's notice, the term of this Lease shall terminate or (as applicable), for the period expiring on the expiration date of such proposed sublease (if applicable), the Premises shall be reduced to exclude the portion of the Premises intended for subletting, in which case the Base Rent and Tenant's Share of Operating Expenses shall be correspondingly reduced. If Landlord shall give its consent, Tenant may enter into such sublease or assignment on the terms and conditions set forth in such notice from Tenant within the following thirty (30) days. If Tenant shall not enter into such sublease or assignment within such following thirty (30) day period and shall still desire to enter into any sublease, or if Tenant shall change the terms and conditions thereof following the date of Tenant's notice to Landlord, the first sentence of this paragraph shall again become applicable.


13.      DEFAULT; REMEDIES.

         13.1 Default. The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("Default"):

                  (a) Failure to pay any installment of Base Rent, Additional Rent or any other monies due and payable hereunder, said failure continuing for a period of 7 days after notice from Landlord;

                  (b) A general assignment by Tenant or any guarantor for the benefit of creditors;

                  (c) The filing of a voluntary petition in bankruptcy by Tenant or any guarantor, the filing of a voluntary petition for an arrangement, the filing of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by Tenant's creditors or guarantors, but with respect to involuntary petitions filed against Tenant, a Default shall not occur unless such involuntary petition is not dismissed or stayed within ninety
(90) days after the filing of such involuntary petition;

                  (d) Receivership, attachment, of other judicial seizure of the Premises or all or substantially all of Tenant's assets on the Premises;

                  (e) Failure of Tenant to maintain insurance as required by Paragraph 8.2; and

                  (f) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in other Paragraphs of this Paragraph 13.1 which shall be governed by such other Paragraphs), which failure continues for 30 days after written notice thereof from Landlord to Tenant provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such 30 day period despite reasonable diligence, Tenant shall not be in default under this subparagraph unless Tenant fails thereafter diligently and continuously to prosecute the cure to completion;

         13.2 Remedies. In the event of any Default by Tenant, Landlord shall have the remedies set forth in the Addendum attached hereto entitled "Landlord's Remedies in Event of Tenant Default".

         13.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within 10 days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to 54% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs, and as of such date the Base Rent and Tenant's Share shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. Landlord's notice shall indicate whether the net severance damages will be expected to be sufficient to repair the damage to the Premises resulting from such condemnation. If more than 10% of the floor area of the Premises, or more than 25% of the portion of the Common Areas designated for Tenant's parking, is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within 10 days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, provided, however, that Tenant shall be entitled to any compensation, separately awarded to Tenant for Tenant's relocation expenses and/or loss of Tenants trade fixtures. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of its net severance damages in the condemnation matter, repair any damage to the Premises caused by such condemnation authority.

15.      ESTOPPEL CERTIFICATE AND FINANCIAL STATEMENTS.

         15.1 Estoppel Certificate. Each party (herein referred to as "Responding Party") shall within 10 days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party, to the extent it can truthfully do so, an estoppel certificate in the form attached hereto as Exhibit E, plus such additional information, confirmation and/or statements as shall be reasonably requested by the Requesting Party.

         15.2 Financial Statement. If Landlord desires to finance, refinance, or sell the Building, Industrial Center or any part thereof, Tenant and any Guarantors shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant as are publicly available, if and to the extent that Tenant is required to file reports with the Securities Exchange Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and has complied with such filing requirements, and, if Tenant is not required to file such reports or has not complied with such filing requirements, Tenant and such Guarantors shall deliver such financial statements of Tenant and any Guarantors and other financial information as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past 3 years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16.      ADDITIONAL COVENANTS AND PROVISIONS.

         16.1 Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall not affect the validity of any other provision hereof.

         16.2 Interest on Past-Due Obligations. Any monetary payment due Landlord hereunder not received by Landlord within 10 days following the date on which it was due shall bear interest from the date due at 12% per annum, but not exceeding the maximum rate allowed by law in addition to the late charge provided for in Paragraph 13.3.

         16.3 Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

         16.4 Landlord Liability. Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Industrial Center and the proceeds of any insurance policies carried by Landlord. Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease. In no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability.

         16.5 No Prior or Other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and supersedes all oral, written prior or contemporaneous agreements or understandings.

         16.6 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in the Paragraph 16.6. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes and with respect to notices to Tenant, a copy shall be concurrently delivered to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, attention: Real Estate Department. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Tenant's taking possessing of the Premises, the Premises shall constitute Tenant's address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

         16.7 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, 48 hours after the postmark thereon. If sent by regular mail, the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via hand or overnight delivery or certified mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

         16.8 Waivers. No waiver by Landlord of a Default by Tenant shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default by Tenant of the same or any other term, covenant or condition hereof.

         16.9 Holdover. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. If Tenant holds over with the consent of Landlord: (i) the Base Rent payable shall be increased to 175% of the Base Rent applicable during the month immediately preceding such expiration or earlier termination; (ii) Tenant's right to possession shall terminate on 30 days notice from Landlord and (iii) all other terms and conditions of this Lease shall continue to apply. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, demands, actions, losses, damages, obligations, costs and expenses, including, without limitation, attorneys' fees incurred or suffered by Landlord by reason of Tenant's failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

         16.10 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies in law or in equity.

         16.11 Binding Effect: Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

         16.12 Landlord. The covenants and obligations contained in this Lease on the part of Landlord are binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Industrial Center. In the event of any transfer or transfers of such title to the Industrial Center, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed which obligations shall, subject to the terms of this Lease, be assumed by the transferee by virtue of its ownership of the Industrial Center or portion thereof.

         16.13 Attorneys' Fees and Other Costs. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding shall be entitled to reasonable attorneys' fees. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought. Landlord shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting breach. Tenant shall reimburse Landlord on demand for all reasonable legal, engineering and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

         16.14 Landlord's Access; Showing Premises; Repairs. Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable notice for the purpose of showing the same to prospective purchasers, lenders, or tenants (but if such parties are prospective tenants, only during the last twelve (12) months of the Term), and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Landlord may reasonably deem necessary. Landlord may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Landlord may at any time during the last 180 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant. Except in instances posing an imminent threat to life or property, Landlord shall endeavor to comply with Tenant's reasonable security requirements of which Tenant shall have given Landlord prior notice and to give Tenant reasonable notice (not less than twenty-four hours in advance) prior to making entry onto the Premises, provided, however, notwithstanding anything to the contrary contained in this Lease, such notice may be made orally to any supervisor of Tenant; and Landlord shall, to the extent practical, use reasonable efforts to minimize interference with the conduct of Tenant's business in the Premises as a result of any entry.

         16.15 Signs. Tenant shall not place any signs at or upon the exterior of the Premises or the Building, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Tenant's own business so long as such signs are in a location designated by Landlord and comply with sign ordinances and the signage criteria established for the Industrial Center by Landlord. Notwithstanding the foregoing, Tenant shall have the right to install, at a location acceptable to Landlord and at Tenant's sole cost and expense, one (1) Building-mounted sign, subject to Landlord's approval, which approval shall not be unreasonably withheld, which shall be located on the side of the Building which is visible from Route 495. Landlord shall add Tenant's name to the Industrial Park and Building directories, the cost of which shall be borne by Landlord. Tenant shall be required to obtain at its expense all permits and approvals required for the installation of the Building-mounted sign (but shall not be permitted to seek any zoning or other similar relief for such signs without Landlord's consent) and shall at its expense keep all such permits and approvals in full force and effect. Tenant shall keep such signs in good condition through the term of this Lease and shall, if Landlord so requests, remove such exterior signs at the end of the term of this Lease and repair any damage caused by such removal.

         16.16 Termination: Merger. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Default by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within 10 days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Landlord's election to have such event constitute the termination of such interest.

         16.17 Quiet Possession. Upon payment by Tenant of the Base Rent and Additional Rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

         16.18    Subordination; Attornment; Non-Disturbance.

                           (a) Subordination. This Lease shall be subject and
subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or mortgage (collectively, "Mortgage") now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that any person holding any Mortgage shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease. In the event of Landlord's default with respect to any such obligation, Tenant will give any Lender, whose name and address have previously in writing been furnished Tenant, notice of a default by Landlord. Tenant may not exercise any remedies for default by Landlord unless and until Landlord and the Lender shall have received written notice of such default and a reasonable time (not less than 30 days) shall thereafter have elapsed without the default having been cured. If any Lender shall elect to have this Lease superior to the lien of its Mortgage and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Mortgage. The provisions of a Mortgage relating to the disposition of condemnation and insurance proceeds shall prevail over any contrary provisions contained in this Lease. Landlord represents that as of the date of this Lease there are no ground leases, superior leases, deeds of trusts or mortgages encumbering the Premises or the Building, or the lot on which the Building is located.

                           (b) Attornment. Subject to the non-disturbance
provisions of of this Paragraph 16.18, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Mortgage or deed in lieu of foreclosure. In the event of such foreclosure, such owner shall perform Landlord's obligations hereunder but shall not: (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership, unless such act or omission is of a continuing nature, (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord, or (iii) be liable for security deposits (unless such security deposit is received by such party) or be bound by prepayment of more than one month's rent.

                           (c) Non-Disturbance. With respect to any Mortgage
entered into by Landlord after the execution of this Lease, Tenant's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Mortgage holder that Tenant's possession and this Lease will not be disturbed in the event of foreclosure or deed in lieu of foreclosure, so long as Tenant is not in Default and attorns to the record owner of the Premises.

                           (d) Self-Executing. The agreements contained in this
Paragraph 16.18 shall be effective without the execution of any further documents; provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing or refinancing of Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

         16.19 Rules and Regulations. Tenant agrees that it will abide by, and to cause its employees, suppliers, shippers, customers, tenants, contractors and invitees to abide by all reasonable rules and regulations ("Rules and Regulations") which Landlord may make from time to time for the management, safety, care, and cleanliness of the Common Areas, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees, provided such rules and regulations are applicable generally to all tenants of the Industrial Center. Landlord shall not be responsible to Tenant for the non-compliance with said Rules and Regulations by other tenants of the Industrial Center, however, Landlord shall, to the extent permitted by applicable law and by the respective leases with such other tenants, use reasonable efforts to enforce the Rules and Regulations of general applicability against all tenants in a uniform fashion.

         16.20 Security Measures. Tenant acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures. Landlord has no obligations to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

         16.21 Reservations. Landlord reserves the right to grant such easements that Landlord deems necessary and to cause the recordation of parcel maps, so long as such easements and maps do not unreasonably interfere with the use of the Premises by Tenant, or Tenant's use of such areas within the Common Areas on the lot on which the Building is located. Tenant agrees to sign any documents reasonable requested by Landlord to effectuate any such easements or maps.

         16.22 Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

         16.23 Offer. Preparation of this Lease by either Landlord or Tenant or Landlord's agent or Tenant's agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

         16.24 Brokerage. Tenant warrants and represents that it has dealt with no broker in connection with the execution of this Lease other than Cushman & Wakefield and Insignia/ESG, and agrees to indemnify and hold Landlord harmless from and against any and all brokerage claims, other than by Cushman & Wakefield and Insignia/ESG arising therefrom. Landlord shall be responsible for the payment of all fees and commissions due to Insignia/ESG pursuant to the terms of a separate agreement between such parties. Insignia/ESG shall be responsible for the payment of all fees and commissions due to Cushman & Wakefield, pursuant to a separate agreement between such parties.

         16.25 Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification.

         16.26 Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as Tenant, the obligations of such persons shall be the joint and several responsibility of all persons or entities named herein as such Tenant.

         16.27 Authority. Each person signing on behalf of Landlord or Tenant warrants and represents that she or is authorized to execute and deliver this Lease and to make it a binding obligation of Landlord or Tenant.

         16.28 Right of First Offer. So long as (i) there then exists no Default of Tenant, (ii) the initially named Tenant pursuant to Section 1.1 hereof (and any successor of Tenant by merger or any other entity which controls, is controlled by or is under common control with the Tenant set forth in Section
1.1 above) shall occupy the entire Premises, and (iii) this Lease is still in full force and effect, then if Landlord shall desire to lease all or any space within the Building for a period commencing on or after the Commencement Date, Landlord shall so notify Tenant, and shall identify the space available (the "Offered Space") together with the rental rate and other terms and conditions (collectively, the "Terms") under which in good faith it intends to offer such space to third parties and the date on which such Offered Space is expected to be available. Tenant may irrevocable elect to lease the Offered Space on the Terms by giving notice thereof to Landlord within five (5) days after Tenant's receipt of notice from Landlord of the Terms. If Tenant shall have so elected to lease the Offered Space, it shall enter into an amendment to this Lease within ten (10) days after it shall have received the same from Landlord, confirming the lease of such Offered Space to Tenant on the Terms, Tenant acknowledging, however, that the term applicable to such Offered Space may not coincide with the term applicable to the Premises initially demised hereunder. If Tenant shall fail to give notice of its election to lease the Offered Space within the aforesaid 5-day period, then Tenant shall have no further rights under this Section and Landlord shall thereafter be free to lease any or all of such Offered Space or any other space in the Building to a third party or parties from time to time on such terms and conditions as it may deem appropriate, it being agreed that time is of the essence with respect to the exercise of Tenant's rights under this Section. For purposes of the first sentence of this Section, the term "lease" shall not include (a) the leasing of any space then leased to or occupied by, or the extension or renewal of a lease with, any then existing tenant or occupant, (b) the exercise of any expansion option, right of first offer, or right of first refusal by any tenant of the Industrial Center pursuant to a lease in effect prior to the date of this Lease, or (c) the lease of any space to any entity controlling, controlled by or under common control with, or otherwise affiliated with Landlord.

                  The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

LANDLORD:                               TENANT:




KEEP YOUR DAY JOB, LLC                  SMARTERKIDS.COM, a Delaware corporation
a Delaware limited liability company    Name:

By:      MANSFIELD LAND LLC             Title:
         a Massachusetts limited liability company
Its:     Manager

         By:      NDNE REALTY, INC.
                  a Massachusetts corporation
         Its:     Manager


                  By:_____________________________
                  Name:
                  Its:


AMB PROPERTY, L.P.
a Delaware limited partnership

By:      AMB PROPERTY CORPORATION
         a Maryland corporation

         By: ________________________
         Name:    Cynthia J. Sarver
         Its:     Vice President

                           Attention: Robert Cahill, CFO
                           15-19 Crawford Street
                           Needham, MA 02192
Telephone: (     )         Telephone: (     )

Facsimile: (     )         Facsimile: (     )

Executed at:               Executed at:

             LANDLORD'S REMEDIES IN EVENT OF TENANT DEFAULT ADDENDUM


              This Remedies Addendum is part of the Lease dated
______________________ by and between KEEP YOUR DAY JOB LLC and SMARTERKIDS.COM for the premises known as 145 Plymouth Street, Mansfield, MA.

              (a) TERMINATION. In the event of any Default by Tenant, Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter give notice to Tenant terminating this Lease and the term hereof, which notice shall specify the date of termination, whereupon on the date so specified the term of this Lease and all of Tenant's rights and privileges under this Lease shall expire and terminate, but Tenant shall remain liable as hereinafter provided.

              (b) REMEDIES. In the event of any termination due to a Default by Tenant, Tenant shall pay the Base Rent, Additional Rent and other charges payable hereunder up to the time of such termination, and thereafter, Tenant, until the end of what would have been the term of this Lease in the absence of such termination and whether or not the Premises shall have been relet, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Base Rent, Additional Rent and other charges which would be payable hereunder for the remainder of this Lease if such termination had not occurred, less the proceeds, if any, of any reletting of the Premises, after deducting all expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Base Rent would have been payable hereunder if this Lease had not been terminated.

              At any time after such termination, in lieu of all such current damages beyond the date of such demand, at Landlord's election Tenant shall pay to Landlord either (i) an amount equal to the excess, if any, of the Base Rent, Additional Rent and other charges as hereinbefore provided which would be payable hereunder from the date of such demand for what would be the then unexpired term of this Lease if the same remained in effect, over the then fair net rental value of the Premises for the same period or (ii) an amount equal to the lesser of (x) the Base Rent, Additional Rent and other charges that would have been payable for the balance of the term of this Lease had it not been terminated or (y) the aggregate of the Base Rent, Additional Rent and other charges accrued in the twelve (12) months ended next prior to such termination (without reduction for any free rent or other concession or abatement) except that in the event the term of this Lease is so terminated prior to the expiration of the first full year of the term of this Lease, the liquidated damages which Landlord may elect to recover pursuant to clause (ii) (y) of this paragraph shall be calculated as if such termination had occurred on the first anniversary of the Commencement Date and there had been no so-called free rent or other rental concession or any rental abatement. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

              In case of any Default of Tenant, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (i) relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to relet the same and
(ii) may make such reasonable alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or, in the event that the Premises are relet, for failure to collect the rent under such reletting. To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

              (c) REMEDIES CUMULATIVE. Except as expressly provided above, any and all rights and remedies which Landlord may have under this Lease, and at law and equity (including without limitation actions at law for direct, indirect, special and consequential (foreseeable and unforeseeable) damages, for Tenant's failure to comply with its obligations under this Lease shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

              (d) NO SURRENDER. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

              (e) LANDLORD'S CURE RIGHTS. Landlord shall have the right, but shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to comply with any of its obligations under this Lease, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand all such sums including reasonable attorneys fees, together with interest thereon at a rate equal to the lesser of 6% over the Prime Rate or the maximum rate allowed by law. Landlord shall not exercise such right unless either a Default (as defined in Section 13) has occurred or the breach by Tenant has resulted in an imminent threat to life or property or exposure of Landlord to actual or potential liability. "Prime Rate" shall mean the annual floating rate of interest, determined daily and expressed as a percentage from time to time announced by the largest national or state-chartered banking institution in the state or district in which the Building is located as its "prime" or "base" rate.

TENANT INITIALS                     LANDLORD INITIALS

----------------------              ---------------------

                            KEEP YOUR DAY JOB, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY
                          INDUSTRIAL MULTI-TENANT LEASE

                                OPTION TO EXTEND

This Option to Extend is a part of the Lease dated ______________________, by and between KEEP YOUR DAY JOB, LLC ("Landlord") and ____________________________ ("Tenant") for the premises commonly known as ________________________________.

                        1. OPTION TO EXTEND. Landlord hereby grants to Tenant the option to extend the term of this Lease for the one (1) additional period of five (5) years, commencing on the date immediately following the Expiration Date.

              2. Exercise Dates: For purposes of Paragraph 5 of this Addendum, the Last Exercise Date is twelve (12) months prior to the date that the Option Period would commence.

3. Monthly Base Rent. The monthly Base Rent for each month of the Option Period shall be the amount calculated in accordance with the alternative selected below ("Rent Adjustment Alternative"), but in no event shall the monthly Base Rent for the Option Period be less than the highest monthly Base Rent payable during the term immediately preceding the Option Period.


          [ ]  Fixed rent adjustment ("Fixed Rent Adjustment")
               $         shall be the monthly Base Rent for Period One.
               $         shall be the monthly Base Rent for Period Two.
               $         shall be the monthly Base Rent for Period Three.
               $         shall be the monthly Base Rent for Period Four.
               $         shall be the monthly Base Rent for Period Five.
          [ ]  Cost of living adjustment ("CPI Adjustment")
               Monthly Base Rent shall be calculated using the following CPI index ("Index")
               [ ] Urban Wage Earners and Clerical Workers
               [ ] All Urban Consumers
               [ ]
               The Comparison Month is:
               [ ] the first month of the term of this Lease; or
               [ ]
          [X]  Market rent ("Market Rent Adjustment")

4. Conditions to Exercise of Option. Tenant's right to extend is conditioned upon and subject to each of the following:

         A. In order to exercise the option to extend, Tenant must give written notice of such election to Landlord and Landlord must receive the same by the Last Exercise Date and not sooner than three (3) months prior thereto. If proper notification of the exercise of the option is not given and/or received, such option shall automatically expire. Tenant acknowledges that because of the importance to Landlord of knowing no later than the Last Exercise Date whether or not Tenant will exercise the option, the failure of Tenant to notify Landlord by the Last Exercise Date will conclusively be presumed an election by Tenant not to exercise the option.

         B. Landlord may elect to revoke Landlord's rights hereunder (i) if Tenant is in Default at the time of the exercise of the option or (ii) in the event that Landlord has given to Tenant 3 or more notices of separate Defaults during the 12 month period immediately preceding the exercise of the option, whether or not the Defaults are cured. The period of time within which the option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the option because of the provisions of this paragraph.

         C. All of the terms and conditions of this Lease except where specifically modified by this Addendum shall apply, except that there shall be no further right to extend the term hereof.

         D. The option is personal to the named Tenant as set forth in Section
1.1 above (or any successor of the Tenant named in Section 1.1 hereof by merger or consolidation or any assignee permitted by Section 12(b), and cannot be assigned or exercised by anyone other than the Tenant named in Section 1.1 or any successor by merger or consolidation, and only while the Tenant or such successor, Section 12(b) permitted assignee or any Affiliate is in full possession of the Premises and without the intention of thereafter assigning or subletting.

5 3.     CALCULATION OF RENT ADJUSTMENT

         A. Market Rent Adjustment. Four months prior to the commencement of the Option Period, if the selected Rent Adjustment Alternative is the Market Rent Adjustment, the Parties shall negotiate in good faith to determine the Base Rent for the Option Period. If agreement cannot be reached within thirty days, then Landlord and Tenant shall each, no later then 90 days prior to the commencement of the Option Period, make a reasonable determination of the fair market rental for the Premises for the Option Period and submit such determination, in writing, to arbitration in accordance with the following provisions:

                  (i) No later then 90 days prior to the commencement of the Option Period, Landlord and Tenant shall each select an industrial leasing broker to act as an arbitrator. The two arbitrators so appointed shall, no later then 75 days prior to the commencement of the Option Period, select a third mutually acceptable industrial leasing broker to act as a third arbitrator.

                  (ii) The three arbitrators, acting by a majority, shall no later then 75 days prior to the commencement of the Option Period, determine the actual fair market rental for the Premises for the Option Period. The decision of a majority of the arbitrators shall be binding on the Parties. The fair market rental determination of Landlord or Tenant which is closest to the fair market rental as determined by the arbitrators shall be the Base Rent for the Option Period.

                  (iii) If either of the Parties fails to appoint an arbitrator within the period required by this Addendum, the arbitrator timely appointed shall determine the Base Rent for the Option Period.

                  (iv) The entire cost of such arbitration shall be paid by the party whose fair market rental submission is not selected.

LANDLORD:                               TENANT:




KEEP YOUR DAY JOB, LLC                  SMARTERKIDS.COM

By:      MANSFIELD LAND LLC             Name:
         a Massachusetts limited liability company   Title:
Its:     Manager

         By:      NDNE REALTY, INC.
                  a Massachusetts corporation
         Its:     Manager


                  By: ___________________
                  Name:
                  Its:


AMB PROPERTY, L.P.
a Delaware limited partnership

By:      AMB PROPERTY CORPORATION
         a Maryland corporation

         By: _________________________
         Name:    Cynthia J. Sarver
         Its:     Vice President

                             KEEP YOUR DAY JOB, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY
                          INDUSTRIAL MULTI-TENANT LEASE

               EARLY POSSESSION AND INDUCEMENT RECAPTURE ADDENDUM

This Early Possession and Inducement Recapture Addendum is a part of the Lease dated _______________________________, by and between KEEP YOUR DAY JOB, LLC ("Landlord") and SMARTERKIDS.COM ("Tenant") for the premises commonly known as
------------------------------.

         EARLY POSSESSION. For the purpose of installation of Tenant's office furniture, equipment and warehouse equipment, Tenant may enter the Premises from and after April 3,2000 ("Early Possession Date") even though the Early Possession Date is prior to the Commencement Date of the Lease ("Early Possession"), but only to the extent that such Early Possession does not interfere with Landlord's construction at the Industrial Center. The obligation to pay Base Rent and Tenant's Share of Operating Expenses shall be abated for the Early Possession Period. All other terms of this Lease, however, including but not limited to the obligations to carry the insurance required by Paragraph 8 shall be in effect during the Early Possession period. Such Early Possession shall not change the Expiration Date of the Original Term. If possession is not tendered to Tenant on the Early Possession Date, the Early Possession period shall run from the date of delivery of possession and continue for a period equal to the period during which the Tenant would have otherwise enjoyed under the terms hereof possession of the Premises with abated Base Rent, but minus any days of delay caused by the acts, failure to act, or omissions of Tenant.

LANDLORD:                             TENANT:


KEEP YOUR DAY JOB, LLC                SMARTERKIDS.COM

                                      By:___________________________
a Delaware limited liability company  Name:

By:      MANSFIELD LAND LLC           Title:
         a Massachusetts limited liability company
Its:     Manager

         By:      NDNE REALTY, INC.
                  a Massachusetts corporation
         Its:     Manager


                  By: _________________________
                  Name:
                  Its:

AMB PROPERTY, L.P.
a Delaware limited partnership

By:      AMB PROPERTY CORPORATION
         a Maryland corporation

         By: _______________________
         Name:    Cynthia J. Sarver
         Its:     Vice President

                                    EXHIBIT A

                              [Diagram of Premises]

                                    EXHIBIT B

                          COMMENCEMENT DATE MEMORANDUM



         LANDLORD:                          KEEP YOUR DAY JOB, LLC

         TENANT:                    ___________________________________

         LEASE DATE:                _________________, ____

         PREMISES:                  ___________________________________

                                    ___________________________________

Tenant hereby accepts the Premises as being in the condition required under the Lease.

The Commencement Date of the Lease is _______________________, ____.

The Expiration Date of the Lease is _______________________, ____.

LANDLORD:                            TENANT:


KEEP YOUR DAY JOB, LLC               SMARTERKIDS.COM, a Delaware corporation
a Delaware limited liability company

By:      MANSFIELD LAND LLC
         a Massachusetts limited liability company
Its:     Manager

         By:      NDNE REALTY, INC.
                  a Massachusetts corporation
         Its:     Manager


                  By: _____________________________
                  Name:
                  Its:


AMB PROPERTY, L.P.
a Delaware limited partnership

By:      AMB PROPERTY CORPORATION
         a Maryland corporation

         By: __________________________
         Name:    Cynthia J. Sarver
         Its:     Vice President
                                          By:______________________________
                                          Name:
                                          Title:

Telephone: (     )                        Telephone: (     )

Facsimile: (     )                        Facsimile: (     )

Executed at:                              Executed at:

on:                                       on:

                                    EXHIBIT C

          TENANT MOVE-IN AND LEASE RENEWAL ENVIRONMENTAL QUESTIONNAIRE
                    FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

PROPERTY NAME:  ______________________________________________________________

PROPERTY ADDRESS:  ___________________________________________________________

             EXHIBIT ________ TO THE LEASE DATED __________________
                                     BETWEEN

                    ---------------------------------------
                                   ("LESSEE")
                                       AND

                    ---------------------------------------
                                   ("LESSOR")

Instructions: The following questionnaire is to be completed by the Tenant Representative with knowledge of the planned/existing operations for the specified building/location. A copy of the completed form must be attached to all new leases and renewals, and forwarded to the Owner's Risk Management Department. Please print clearly and attach additional sheets as necessary.

1.0      PROCESS INFORMATION

Describe planned use (new Lease) or existing operations (lease renewal), and include brief description of manufacturing processes employed.






2.0      HAZARDOUS MATERIALS

Are hazardous materials used or stored? If so, continue with the next question. If not, go to Section 3.0.

2.1 Are any of the following materials handled on the property? Yes____ No____ (A material is handled if it is used, generated, processed, produced, packaged, treated, stored, emitted, discharged, or disposed.) If so, complete this section. If this question is not applicable, skip this section and go on to Section 5.0.

         : Explosives                : Fuels          : Oils
         : Solvents                  : Oxidizers      : Organics/Inorganics
         : Acids                     : Bases          : Pesticides
         : Gases                     : PCBs           : Radioactive Materials
         : Other (please specify)

2-2. If any of the groups of materials checked in Section 2.1, please list the specific material(s), use(s), and quantity of each chemical used or stored on the site in the Table below. If convenient, you may substitute a chemical inventory and list the uses of each of the chemicals in each category separately.

-------------------------------------------------------------------------------
MATERIAL   PHYSICAL STATE   USAGE  CONTAINER SIZE    NUMBER OF   TOTAL QUANTITY
           (SOLID, LIQUID,                          CONTAINERS
              OR GAS)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MATERIAL   PHYSICAL STATE   USAGE  CONTAINER SIZE    NUMBER OF   TOTAL QUANTITY
           (SOLID, LIQUID,                          CONTAINERS
              OR GAS)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

2-3. Describe the planned storage area location(s) for these materials. Please include site maps and drawings as appropriate.





3.0      HAZARDOUS WASTES

Are hazardous wastes generated?                       Yes____    No____

If yes, continue with the next question. If not, skip this section and go to section 4.0.

                 TENANT MOVE-IN AND LEASE RENEWAL QUESTIONNAIRE

3.1 Are any of the following wastes generated, handled, or disposed of (where applicable) on the property?

                  : Hazardous Wastes             : Industrial Wastewater
                  : Waste Oils                   : PCBs
                  : Air Emissions                : Sludges
                  : Regulated Wastes             : Other (please specify)

3-2. List and quantify the materials identified in Question 3-1 of this section.

-------------------------------------------------------------------------------
WASTE       RCRA    SOURCE      APPROXIMATE   WASTE              DISPOSITION
GENERATED   LISTED              MONTHLY       CHARACTERIZATION
            WASTE?              QUANTITY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

3-3. Please include name, location, and permit number (e.g., EPA ID No.) for transporter and disposal facility, if applicable). Attach separate pages as necessary.

-------------------------------------------------------------------------------
TRANSPORTER/DISPOSAL   FACILITY LOCATION  TRANSPORTER (T) OR      PERMIT NUMBER
FACILITY NAME                             DISPOSAL (D) FACILITY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

3-4. Are pollution controls or monitoring employed in the process to prevent or minimize the release of wastes into the environment? Yes ____ No____ If so, please describe.





4.0      USTS/ASTS

4.1 Are underground storage tanks (USTs), aboveground storage tanks (ASTs), or associated pipelines used for the storage of petroleum products, chemicals, or liquid wastes present on site (lease renewals) or required for planned operations (new tenants)? Yes____ No____

         If not, continue with section 5.0. If yes, please describe capacity, contents, age, type of the USTs or ASTs, as well any associated leak detection/spill prevention measures. Please attach additional pages if necessary.

-------------------------------------------------------------------------------
CAPACITY   CONTENTS   YEAR       TYPE (STEEL,       ASSOCIATED LEAK DETECTION
                      INSTALLED  FIBERGLASS, ETC.)  /SPILL PREVENTION MEASURES*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*Note: The following are examples of leak detection/spill prevention measures:
       Integrity testing         Inventory reconciliation  Leak detection system
       Overfill spill protection Secondary containment     Cathodic protection
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

4-2. Please provide copies of written tank integrity test results and/or monitoring documentation, if available.

4-3. Is the UST/AST registered and permitted with the appropriate regulatory agencies? Yes____ No____ If so, please attach a copy of the required permits.

4-4. If this Questionnaire is being completed for a lease renewal, and if any of the USTs/ASTs have leaked, please state the substance released, the media(s) impacted (e.g., soil, water, asphalt, etc.), the actions taken, and al remedial responses to the incident.

                 TENANT MOVE-IN AND LEASE RENEWAL QUESTIONNAIRE

4-4. If this Questionnaire is being completed for a lease renewal, have USTs/ASTs been removed from the property?
                                                        Yes____    No____
         If yes, please provide any official closure letters or reports and supporting documentation (e.g., analytical test results, remediation report results, etc.).

4-6. For Lease renewals, are there any above or below ground pipelines on site used to transfer chemicals or wastes?
                                                         Yes____    No____
         For new tenants, are installations of this type required for the
         planned operations?                             Yes____    No____
         If yes to either question, please describe.




5.0      ASBESTOS CONTAINING BUILDING MATERIALS

Please be advised that this property participates in an Asbestos Operations and Maintenance Program, and that an asbestos survey may have been performed at the Property. If provided, please review the information that identifies the locations of known asbestos containing material or presumed asbestos containing material. All personnel and appropriate subcontractors should be notified of the presence of these materials, and informed not to disturb these materials. Any activity that involves the disturbance or removal of these materials must be done by an appropriately trained individual/contractor.

6.0      REGULATORY

6-1. For Lease Renewals, are there any past, current, or pending regulatory actions by federal, state, or local environmental agencies alleging
         noncompliance with regulations?                 Yes____    No____
         If so, please describe.



6-2. For lease renewals, are there any past, current, or pending lawsuits or administrative proceedings for alleged environmental damages involving the property, you, or any owner or tenant of the property?
                                                         Yes____    No____
         If so, please describe.



6-3. Does the operation have or require a National Pollutant Discharge Elimination System (NPDES) or equivalent permit?
                                                          Yes____   No____
         If so, please attach a copy of this permit.

6-4.     For Lease renewals, have there been any complaints from the surrounding
         community regarding facility operations?         Yes____   No____
         Have there been any worker complaints or regulatory investigations regarding hazardous material exposure at the facility?
                                                          Yes____   No____
         If so, please describe status and any corrective actions taken. Please attach additional pages as necessary.



6-5.     Has a Hazardous Materials Business Plan been developed for the site?
                                                          Yes____   No____
         If so, please attach a copy.

CERTIFICATION

I am familiar with the real property described in this questionnaire. By signing below, I represent and warrant that the answers to the above questions are complete and accurate to the best of my knowledge. I also understand that the Owner will rely on the completeness and accuracy of my answers in assessing any environmental liability risks associated with the property.

                                   Signature:

                                   Name:_______________________________

                                   Title:______________________________

                                   Date:_______________________________

                                   Telephone:__________________________

PLEASE PROVIDE A COPY OF THE COMPLETED QUESTIONNAIRE TO:
Mr. Steve Campbell
KEEP YOUR DAY JOB, LLC
505 Montgomery Street, Fifth Floor
San Francisco, CA 94111

                                    EXHIBIT D
                   TENANT MOVE-OUT ENVIRONMENTAL QUESTIONNAIRE
                    FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

         PROPERTY NAME: _______________________________________________________

         PROPERTY ADDRESS: ____________________________________________________

         BUILDING / SUITE NUMBER(S): __________________________________________

Instructions: The following questionnaire is to be completed by the Property Manager prior to/after the Tenant vacates a building/suite or location. A copy of the completed form must be forwarded to the Owner's Risk Management Department. Please print clearly and attach additional sheets as necessary.

1.0      GENERAL INFORMATION

Property Manager:
Property Management Company:

Regional Manager:


2.0      TENANT INFORMATION

Name of Former Tenant:


Lease Date:               ___________________   Move-out Date: ________________

3.0      INDOOR INSPECTION

The Property Manager is expected to inspect the vacant building/suite of the tenant. A pre-vacate "inspection" should be performed in advance of the tenant moving out to ensure that potential environmental issues requiring tenant response are addressed. Areas that are inaccessible should be noted. The Property Manager should check the interior of all closets and storage cabinets for items left by the vacated tenant.

3.1      Upon entering the vacated building(s)/suite(s), did you note any
         unusual odors?                                  Yes____   No____
         If yes, please provide a brief description of the odor (rotten eggs, chemical, etc.), and note possible sources of the odor:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

3.2      Were any chemicals, including janitorial supplies left in the
         building/suite(s)?                              Yes____   No____
         If yes, please provide a list of the items, note their location and note whether any leakage or staining is apparent (please attach additional sheets as necessary):

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

3.3 Are there any known or suspect environmental conditions associated with the tenant's former activities at the building/suite?
         If yes, please identify the location and nature of the environmental conditions:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

4.0      OUTDOOR INSPECTION

The Property Manager is expected to inspect the exterior and perimeter of the vacant building/suite of the former tenant.

4.1 Please check each of the applicable items, if observed outside the former tenant's building/suite:

        : Drums or Other Containers      : Leakage from Transformers
        : Dumping of Trash/Debris/Wastes : Leakage from Trash Compactor Oil Reservoir
        : Stained Soils/Pavement         : Other (Specify):__________________________
        : Stressed or Stained Vegetation

         For each item checked above, please describe the location, provide a brief description and estimate the approximate quantity or amount (Attach additional sheets as necessary.):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

4.2 Are underground storage tanks (USTs), aboveground storage tanks (ASTs), or associated pipelines used for the storage of--either petroleum products, chemicals, or liquid wastes present at the vacating tenant's
         building/suite?                                 Yes____   No____

         If yes, please describe capacity, contents, age, type of the USTs or ASTs, as well any associated leak detection/spill prevention measures. Please attach additional pages if necessary.

                   TENANT MOVE-OUT ENVIRONMENTAL QUESTIONNAIRE
-------------------------------------------------------------------------------
CAPACITY  CONTENTS   YEAR       TYPE (STEEL,        ASSOCIATED LEAK DETECTION
                     INSTALLED  FIBERGLASS, ETC.)   /SPILL PREVENTION MEASURES*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*Note: The following are examples of leak detection/spill prevention measures:

         Integrity testing            Inventory reconciliation    Leak detection system
         Overfill spill protection    Secondary containment       Cathodic protection

         4.2.1 Please provide copies of the most recent written tank integrity test results and/or monitoring documentation, if available.

         4.2.2    Are there any documented releases associated with the
                  USTs/ASTs?                             Yes____   No____

                  If so, please state the substance released, the media(s) impacted (e.g., soil, water, asphalt, etc.), the actions taken, and all remedial responses to the incident (Please attach additional sheets as necessary.):

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

         4.3      Have USTs/ASTs been removed from the vacated tenant's
                  building/suite?                        Yes____   No____

                  If yes, please provide any official closure letters or reports and supporting documentation (e.g., analytical test results, remediation report results, etc.) unless previously provided.

5.0      ASBESTOS CONTAINING BUILDING MATERIALS

If an asbestos survey is available for the property, please review the information that identifies the locations of known asbestos containing material or presumed asbestos containing material. Please note that any tenant activity that may have involved the disturbance or removal of these materials must be done by an appropriately trained individual/contractor.

If the available asbestos survey results indicate that asbestos containing materials (ACMs), and/or presumed asbestos containing materials (PACMs) have been identified in the building/suite, please inspect those materials and note those that are damaged in the space below:


         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

6.0      REGULATORY

6.1 Are there any past, current, or pending regulatory actions by federal, state, or local environmental agencies alleging that the vacated tenant
         is in noncompliance with regulations?               Yes____   No____


         If so, please describe.

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------




PREPARED BY:                             PLEASE FORWARD THE COMPLETED
                                         QUESTIONNAIRE TO:

Signature: ____________________________  Mr. Steve Campbell
                                         KEEP YOUR DAY JOB, LLC
Name:      ____________________________  505 Montgomery Street, Fifth Floor
                                         San Francisco, CA  94111
Date:      ____________________________

Title:     ____________________________

Company:   ____________________________

Telephone: ____________________________

Fax:       ____________________________

                                    EXHIBIT E

                          Form of Estoppel Certificate


TO:                                    DATE:

         Reference is made to that certain Commercial Multi-Tenant Lease (the "Lease") dated ___________________- by and between ___________________________, as Landlord, ______________________________________, as Tenant, covering certain premises known as ___________________________________________________, as
further described in the Lease.

         Tenant hereby certifies to and agrees with ____________________________ that:

         1. The Lease is in full force and effect, and has not been modified, amended, terminated or superseded in any manner, except as follows:
___________________________;

         2. The Lease was executed on __________________ and will expire ______ years from the Commencement Date, to wit, on or about __________________ (not including ____ option periods of ____ years each which, if all exercised, would extend the Term until
-------------------);

         3. Tenant has no offsets or defenses to its performance of the terms and conditions of the Lease, including the payment of Rent, and there are no modifications or agreements with regard to the Rent set forth in the Lease except (insert "NONE" if there are no modifications or other agreements):
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

         4. Tenant has accepted possession of the Premises subject to the terms of the Lease;

         5. Tenant has not and will not pay Rent more than one (1) month in advance to Landlord;

         6. Tenant will not look to __________________________________________
for any security deposits paid to Landlord under the Lease unless such deposits have been received in cash by _______________________________________________;

         7. Tenant agrees that, without the written consent of ________________________, Tenant will not modify or alter the terms of the Lease;

         8. None of the following events have occurred: (a) the filing by or against Tenant of a petition in bankruptcy, insolvency, reorganization, or an action for the appointment of a receiver or trustee; or (b) the making of an assignment for the benefit of creditors.

                             KEEP YOUR DAY JOB, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY
                          INDUSTRIAL MULTI-TENANT LEASE

                           COMMENCEMENT DATE ADDENDUM

                  The "Commencement Date" shall be the date upon which Landlord receives a temporary certificate of occupancy the Premises (excluding, to the extent applicable, the Office Space) and all of Landlord's Work except that relating to the Office Space (if applicable) has been substantially completed, i.e., completed except for items of work (and, if applicable, adjustment of equipment and fixtures), which can be completed after occupancy has been taken without causing undue interference with Tenant's use (i.e., so-called "punch list" items). Landlord agrees to complete as soon as conditions permit all "punch list" items and Tenant agrees to afford Landlord access to the Premises for such purposes.

                  In the event that a temporary certificate of occupancy (as opposed to a permanent certificate of occupancy) is issued for the Premises, then Landlord shall diligently pursue to completion all conditions precedent to the issuance of a permanent certificate of occupancy imposed by the Town of Mansfield for the issuance of the same. If Landlord fails to diligently pursue and obtain a permanent certificate of occupancy for the Premises and, as a result thereof, Tenant is ordered to cease and desist its use and occupancy of the Premises, then the Base Rent, Additional Rent and all other charges due under the Lease shall abate until a permanent certificate of occupancy is issued or Tenant is permitted to occupy the Premises. The provisions of this paragraph shall not apply if and to the extent the failure of Landlord to obtain any occupancy permit is due to the acts of Tenant or any Tenant Entity.

Landlord:                                                     Tenant:



KEEP YOUR DAY JOB, LLC                SMARTERKIDS.COM, a Delaware corporation

a Delaware limited liability company ________________________________________



                                       By:______________________________

By:  MANSFIELD LAND LLC                Name:
     a Massachusetts limited           Title:
     liability company
Its: Manager

         By:      NDNE REALTY, INC.
                  a Massachusetts corporation
         Its:     Manager


                  By: ________________________
                  Name:
                  Its:

AMB PROPERTY, L.P.
a Delaware limited partnership

By:      AMB PROPERTY CORPORATION
         a Maryland corporation

         By: _________________________
         Name:    Cynthia J. Sarver
         Its:     Vice President

                                    GLOSSARY

The following terms in the Lease are defined in the paragraphs opposite the terms.



TERM                                          DEFINED IN PARAGRAPH

Additional Rent                                        4.1
Applicable Requirements                                6.3
Assign                                                 12.1
Base Rent                                              1.4
Basic Provisions                                       1.1
Building                                               1.2
Building Operating Expenses                            4.2(b)
Code                                                   12.1
Commencement Date                                      1.3
Commencement Date Certified                            3.3
Common Areas                                           2.2
Common Area Operating Expenses                         4.2(b)
Condemnation                                           14
Default                                                13.1
Expiration Date                                        1.3
Hazardous Substance                                    6.2
Indemnity                                              8.5
Industrial Center                                      1.2
Landlord                                               1.1
Landlord Entities                                      6.2(c)
Lease                                                  1.1
Lenders                                                6.4
Mortgage                                               16.18
Operating Expenses                                     4.2
Party/Parties                                          1.1
Permitted Use                                          1.8
Premises                                               1.2
Prevailing Party                                       16.13
Real Property Taxes                                    10.2
Rent                                                   4.1
Reportable Use                                         6.2
Requesting Party                                       15
Responding Party                                       15
Rules and Regulations                                  2.4
Security Deposit                                       1.7, 5
Taxes                                                  10.2
Tenant                                                 1.1
Tenant Acts                                            9.2

Tenant's Share                                         1.5
Term                                                   1.3
Use                                                    6.1